SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549



                                  FORM 8-K



                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



   Date of Report (Date of earliest event reported)  August 31, 2000



                                NISOURCE INC.
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           (Exact Name of Registrant as Specified in Its Charter)



       INDIANA                     1-9779                35-1719974
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   State or Other                (Commission            (IRS Employer
   Jurisdiction of               File Number)        Identification No.)
   Incorporation)



   801 E. 86th Avenue, Merrillville, Indiana                        46410
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   (Address of Principal Executive Offices)                    (Zip Code)



   Registrant's telephone number, including area code      (219) 853-5200
                                                           --------------



   ----------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)
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   ITEM 5.   OTHER EVENTS.

        On August 31, 2000, the Registrant appointed ChaseMellon
   Shareholder Services, L.L.C., a New Jersey limited liability company, to serve as its transfer agent.
















































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





                                  SIGNATURE


        Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NISOURCE INC.
                                           (Registrant)


   Dated: September 1, 2000           By: /s/ Nina M. Rausch
                                          -------------------------
                                          Name:   Nina M. Rausch
                                          Title:  Secretary





































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